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                         CONSENT OF ARTHUR ANDERSEN LLP



                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 2000 included in Emerging Vision, Inc.'s (formerly Sterling Vision Inc.) Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
Melville, New Yorks
July 12, 2000



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